                                                               EXHIBIT (h)(1)(c)

                                 AMENDMENT NO. 5
                                       TO
                             PARTICIPATION AGREEMENT

     This Participation Agreement (the "Agreement"), dated August 31, 1999, by and among AIM VARIABLE INSURANCE FUNDS ("AVIF") (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, A I M DISTRIBUTORS, INC. ("AIM"), a Delaware corporation, THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York life insurance company ("Life Company") and AMERICAN GENERAL EQUITY SERVICES CORPORATION ("Underwriter"), an affiliate of Life Company and the principal underwriter of the Contracts (collectively, the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's AIG Protection Advantage VUL Variable Life Insurance Policy, Form Nos. 07921N and 07921NU.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                               SEPARATE ACCOUNTS
          FUNDS AVAILABLE UNDER                UTILIZING SOME OR                       CONTRACTS FUNDED BY THE
              THE POLICIES                     ALL OF THE FUNDS                           SEPARATE ACCOUNTS
------------------------------------   --------------------------------   -------------------------------------------------
AIM V.I. International Growth Fund -   The United States Life Insurance   .   Platinum Investor Flexible Premium Variable
Series I shares                        Company in the City of New York        Life Insurance
                                       Separate Account USL VL-R              Policy Policy Form No. 97600N
AIM V.I. Core Equity Fund - Series I
shares                                                                    .   Platinum Investor Survivor Last Survivor
                                                                              Flexible Premium Variable Life Insurance
                                                                              Policy
                                                                              Policy Form No. 99206N

                                                                          .   Platinum Investor PLUS Flexible Premium
                                                                              Variable Life Insurance Policy
                                                                              Policy Form No. 02600N

AIM V.I. International Growth Fund -                                      .   Platinum Investor Survivor II Flexible
Series I shares                                                               Premium Variable Life Insurance Policy
                                                                              Policy Form No. 01206N

                                                                          .   Platinum Investor VIP Flexible Premium
                                                                              Variable Life Insurance Policy
                                                                              Policy Form No. 05604N and 05604NU

AIM V.I. Global Real Estate Fund -                                        .   AIG Protection Advantage VUL
Series I shares                                                               Flexible Premium Variable Life Insurance
                                                                              Policy Policy Form Nos. 07921N and
AIM V.I. International Growth Fund -                                          07921NU
Series I shares

AIM V.I. International Growth Fund -   The United States Life Insurance   .   Platinum Investor Immediate Variable Annuity
Series I shares                        Company in the City of New York        Contract
                                       Separate Account USL VA-R              Contract Form No. 03017N

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

EFFECTIVE DATE: JULY 1, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        A I M DISTRIBUTORS, INC.


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK


Attest:                                 By:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


[Corporate Seal]                        AMERICAN GENERAL EQUITY SERVICES
                                        CORPORATION


ATTEST:                                 BY:
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Attest:                                 Title:
        -----------------------------          ---------------------------------

[Corporate Seal]